Supplement Dated June 12, 2023
To The Statement of Additional Information
Dated May 1, 2023

JNL® Investors Series Trust

Effective June 2, 2023, in the section “Disclosure of Portfolio Information,” under “Statement of Policy,” subsection, “Policy Requirements,” please delete paragraph (ii) in the entirety and replace with the following:

(ii)
Pursuant to applicable law, each Fund (other than a Fund that is a money market fund in accordance with Rule 2a-7) publicly discloses its complete portfolio holdings on the Funds’ website at www.jackson.com within 60 days following quarter end.  Each Fund also discloses a complete list of its holdings in its semi-annual and annual reports on Form N-CSR (the semi-annual and annual reports are available online and/or are distributed to shareholders) and in publicly available quarterly holdings reports on Form N-PORT.  Forms N-PORT and N-CSR are filed with the SEC and available online at www.sec.gov.;

This Supplement is dated June 12, 2023.